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                                                                    EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Eugene Miller, President and Chief Executive Officer of Landacorp, Inc. (the "Company") hereby certify that to the best of my knowledge:

     (1) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003, and to which this certification is attached as Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 13, 2003                             /s/  Eugene Miller
                                                --------------------------------
                                                Eugene Miller
                                                President and Chief Executive
                                                Officer